                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549
                             Form 8-K

         Current Report Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  October 12,
                               1999

                         MUSTANG.COM, INC.
      (Exact name of registrant as specified in its charter)

California                        0-25678                     77-0204718
(State or other jurisdiction   (Commission                 (I.R.S. Employer
of incorporation)               File Number)               Identification No.)

6200 Lake Ming Road, Bakersfield, CA                              93306
(Address of principal executive offices)                        (ZIP Code)


Registrant's telephone number, including area code:  (661) 873-2500

Mustang Software, Inc.
(Former name or former address, if changed since last report)

Item 5.  Other Events

(a)  Name Change

Effective October 12, 1999, registrant changed its name as specified in its charter from Mustang Software, Inc. to Mustang.com, Inc. Shareholders are not required to exchange their stock certificates for new certificates.

(b)  Completion of Private Placement.

     On October 19, 1999, registrant issued a press release announcing the completion of a $5.6 million private financing. A copy of that press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Such Press Release is also being filed herewith pursuant to Rule 135c(d) under the Securities Act of 1933.

(c) Announcement of unaudited financial results at, and for the three and nine months ended, September 30, 1999.

     On October 21, 1999, registrant issued a press release announcing its unaudited financial results at, and for the three and nine months ended, September 30, 1999. A copy of that press release is attached as Exhibit 99.2 to this Form
8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

4    Certificate of Ownership of Mustang.com, Inc. into
Mustang Software, Inc.


99.1 Press release of October 19, 1999 announcing completion of private offering.

99.2 Press release of October 21, 1999 announcing financial results at, and for the three and nine months ended, September 30, 1999.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 21, 1999
                                   MUSTANG.COM, INC.

                             By:__/S/__ Donald M. Leonard
                                 Vice President of Finance and
                                 Chief Executive Officer

                                                                EXHIBIT 4

EFFECTIVE              A0532476                   ENDORSED - FILED
  DATE                               in the office of the Secretary of State
OCT 12 1999                               of the State of California
                                                    OCT - 7 1999
                                          Bill Jones, Secretary of State

                    CERTIFICATE OF OWNERSHIP OF

                         MUSTANG.COM, INC.

                               INTO

                      MUSTANG SOFTWARE, INC.

To the Secretary of State
State of California

Pursuant to the provisions of the General Corporation Law of the State of California, the undersigned officers of the domestic parent corporation hereinafter named do hereby certify as follows:

1. The name of the parent corporation, which is a business corporation of the State of California, and which is to be the surviving corporation under the merger herein certified, is Mustang Software, Inc.

2. The name of the subsidiary corporation, which is a business corporation of the State of California, and which is to be the disappearing corporation under the merger herein certified, is Mustang.com, Inc.

3. Mustang Software, Inc. owns 100% of the outstanding shares of Mustang.com, Inc.

4.   The following is a copy of the resolution to merge
Mustang.com, Inc. into Mustang Software, Inc. as adopted and approved by the Board of Directors of Mustang Software, Inc.

RESOLVED FURTHER, that:

i) Mustang Software, Inc., which is a business corporation of the State of California and is the owner of all of the outstanding shares of Mustang.com, Inc., which is also a business corporation of the State of California, does hereby merge Mustang.com, Inc. into Mustang
Software, Inc. pursuant to the provisions of the

General Corporation Law of the State of California and does hereby assume all of the liabilities of Mustang.com, Inc.;

ii) Mustang.com, Inc. shall be the disappearing corporation upon the effective date of the merger herein provided for pursuant to the provisions of the General Corporation Law of the State of California, and Mustang Software, Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the said
General Corporation Law of the State of
California;

iii) The issued shares of Mustang.com, Inc. shall not be converted in any manner, nor shall any cash or other consideration be paid or delivered therefor, inasmuch as Mustang Software, Inc. is the owner of all outstanding shares of Mustang.com, Inc., but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished;

iv)  The Board of Directors and the proper
officers of Mustang Software, Inc. are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of the merger herein provided for;

v) Article I of the Articles of Incorporation of Mustang Software, Inc. shall, under the provisions of the merger herein provided for, be amended so as to change the name of Mustang Software, Inc.
and so as to read as follows upon the effective date of the said merger:

The name of the corporation is Mustang.com, Inc.

5. The merger herein provided for shall become effective on October 12, 1999.

On the date set forth below, in the City of Bakersfield, in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

Signed on September 30, 1999.

/s/ James A. Harrer
_______________________
James Harrer, President of
Mustang Software, Inc.

/s/ Donald M. Leonard
_______________________
Donald Leonard, Assistant Secretary of
Mustang Software, Inc.

                                                    [Graphic -
                                             Seal of the Office of the
                                                 Secretary of State]

                                                        EXHIBIT 99.1

                       Company Press Release

    Mustang.com, Inc. Completes $5.6 Million Private Financing

Bakersfield, California - October 19, 1999: Mustang.com, Inc. (Nasdaq: MSTG) today announced it has completed a private placement of its securities to institutional investors, receiving proceeds, before offering expenses, of approximately $5,600,000. In the financing, Mustang issued 765,908 shares of its common stock, and warrants to purchase up to 574,431 shares of its Common Stock. Mustang.com intends to use the net proceeds for working capital to finance the rapid implementation of its chief growth strategies.

The warrants are exercisable over a five-year period at an exercise price per share of $8.775. The company may force the investors to exercise the warrants beginning 18 months after the date a registration statement covering the resale of the shares underlying the warrants is declared effective by the Securities and Exchange Commission if the closing price of Mustang.com's stock exceeds $13.1625 per share on each of 10 consecutive trading days.

This announcement is neither an offer to sell nor a solicitation to buy any of Mustang.com's securities. The securities mentioned in this release have not been registered under the Securities Act of 1933 or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

###

Contact:  Mustang.com, Inc., Don Leonard
     (661) 873-2575, investor@mustang.com

     Continental Capital & Equity, Dodi B. Zirkle
     (407) 682-2001, dodi@insidewallstreet.com

                                                        EXHIBIT 99.2

                       Company Press Release

     Mustang.com, Inc. Reports Third Quarter Financial Results
100% Increase in Revenue over the Respective Nine Month
Period of a Year Ago as Sales Expansion Gains Momentum

Bakersfield, California - October 21, 1999: a leader in the eBusiness and eService infrastructure markets, today reported record sales for the nine months ended September 30, 1999, reporting revenue of $2,604,657, a 100% increase compared to revenue of $1,304,601 reported for the nine months ended September 30, 1998. Net losses for the nine month reporting period decreased 67% to $332,237, a $.07 loss per share, compared to net losses of $1,009,798, or $.28 loss per share, realized for the same period in 1998.

For the three months ended September 30, 1999, the Company increased revenue 105% to $1,028,566 compared to revenue of $501,963 reported for the three months ended September 30, 1998. Net losses for the current reporting quarter totaled $229,350, a $.05 loss per share, a slight reduction from net losses of $262,546, a $.06 loss per share, posted for the third quarter in the prior year.

"Our mission is simple and straightforward - Mustang.com will champion the personalized, technology-driven eService process. In order to succeed, we must continue to invest in our corporate infrastructure," stated Don Leonard, Chief Financial Officer of Mustang.com. "Earlier this year, we made a commitment of resources and energy to grow revenues by placing significant emphasis on the expansion of our sales and marketing operations. With the opening of additional sales offices in key metropolitan areas and the hiring of new sales and marketing talent during the quarter, we are positioning ourselves for greater domestic and global sales opportunities."

During the quarter, Mustang.com added sales offices in Atlanta, GA; Boston, MA; Los Angeles, CA; Miami, FL; and New
York, NY. The Company also secured fifty additional customers for its Mustang Message Center e-mail management solution including Costco, Carnival Cruise Lines, E-Stamp, and The Travel
Company.

Jim Harrer, President and Chief Executive Officer of Mustang.com, added, "Clearly, the dramatic growth of our industry requires the expansion of our professional and technological resources so that we may efficiently address the needs of our increasing customer base, which now numbers nearly 300 clients As we move into the final quarter of our fiscal year, we intend to continue promoting the growth of our sales and marketing force so that Mustang.com may secure and enhance its market leadership position."

Mustang.com recently announced the launch of a new corporate branding strategy in tandem with the introduction of its next generation e-mail management platform, Mustang Message Center(tm)
Version 3.0. Complemented by a new web site, logo and tagline which more closely reflects the Company's position as the industry's time-tested partner, Mustang.com announced the release of two new applications, Mustang TeleAgent(tm) and Mustang Notify(tm), to address new market opportunities.

About Mustang.com and Mustang Message Center

Mustang.com enables loyal, high quality customer relationships through the design, development and support of Internet and e-mail based customer management software applications. Mustang Message Center is an award-winning eService solution that improves e-mail management in mission-critical, high-volume customer service operations. The Mustang Message Center is actively utilized for 24x7, mission-critical customer service, by more than 290 companies, supporting hundreds of thousands of transactions every day.

Corporate headquarters are located at 6200 Lake Ming Road, Bakersfield, CA 93306 with offices in Boston, MA, Chicago, IL, Los Angeles, CA,
Miami, FL, Atlanta, GA, New York, NY and Washington, DC. Inquiries can be addressed via voice, 661-873-2500; fax, 661-873-2499; or e-
mail, info@mustang.com. Additional information is available from Mustang.com on the Web at http://www.mustang.com.

Statements in this news release that relate to future plans, financial results or projections, events or expected performance in future periods are forward-looking statements and fall within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and performance for such periods may differ materially. Specifically, it is possible that the current revenue uptrend and gross margin expansions may not continue due to reduced demand for the Company's products and a change in production costs. While management wishes to provide readers with reasonable opinions and viewpoints with respect to the Company's progress, marketplace acceptance, and business opportunities, and fiscal performance, such statements, opinions and viewpoints are forward-looking and involve risks and uncertainties, including risks of changing conditions in the overall economy, the capital markets, the computer and telecommunications industries, as well as risks of changing consumer demand and the success of the Company's business strategies and other factors detailed in the Company's annual and other reports filed with the Securities and Exchange Commission.

                           ###

Contact:  Mustang.com, Inc., Don Leonard
     (661) 873-2575, investor@mustang.com

     Continental Capital & Equity, Dodi B. Zirkle
     (407) 682-2001, dodi@insidewallstreet.com

                         Mustang.com, Inc.
                     Statements of Operations

                              Three Months Ended          Nine Months Ended
                                 September 30                September 30
                              1999         1998           1999         1998
REVENUE                      $ 1,028,566   $   501,963   $ 2,604,657  $ 1,304,601
COSTS OF REVENUE                 136,111        41,576       290,964      141,424
- - - ----------------------------------------------------------------------------
Gross profit                     892,455       460,387     2,313,693      1,163,177
- - - -----------------------------------------------------------------------------
OPERATING EXPENSES
  Research & Development         183,064       148,055       486,918        449,632
  Selling & marketing            479,870       240,264     1,006,381        710,357
  General & administrative       476,676       337,700     1,220,288      1,025,438
- - - -----------------------------------------------------------------------------
Total Operating expenses       1,139,609       726,019     2,713,587      2,185,427
- - - -----------------------------------------------------------------------------
  Income (loss) from operations (247,154)     (265,632)     (399,894)    (1,022,250)

OTHER INCOME (EXPENSES), NET      17,804         3,086        68,457         13,252
- - - -----------------------------------------------------------------------------
Income (loss) before provision
  for income taxes              (229,350)      (262,546)    (331,437)    (1,008,998)
- - - -----------------------------------------------------------------------------
PROVISION (BENEFIT)
FOR INCOME TAXES                      -              -           800            800
- - - -----------------------------------------------------------------------------
NET INCOME (LOSS)         $     (229,350) $    (262,546) $  (332,237)   $(1,009,798)
= = = =============================================================================
NET INCOME (LOSS)
PER COMMON SHARE          $        (0.05) $       (0.06) $     (0.07) $       (0.28)
= = = =============================================================================
WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING              4,695,479      4,063,365    4,510,018     3,644,230
= = = =============================================================================